Exhibit 99.1

News Release, dated August 15, 2005

NEWS RELEASE

FOR:	TRUMP ENTERTAINMENT RESORTS, INC. (OTC: DJTE.OB)

CONTACT:	John P. Burke, Treasurer, (609) 449 - 6515

FOR RELEASE:	Monday, August 15, 2005 – 5:00PM (Eastern)

TRUMP ENTERTAINMENT RESORTS REPORTS

2005 SECOND QUARTER AND SIX MONTHS RESULTS

ATLANTIC CITY, NJ – Trump Entertainment Resorts, Inc. (“TER” or the “Company”) (OTC: DJTE.OB) today reported its operating results for the second quarter and six months ended June 30, 2005 on the schedules below. On May 20, 2005 (the “Effective Date”), the Company emerged from reorganization proceedings commenced on November 21, 2004, and, therefore, will report the operating results for the predecessor company, Trump Hotels & Casino Resorts, Inc., through May 19, 2005, and will report the operating results for the recapitalized entity, Trump Entertainment Resorts, Inc., for the period from the Effective Date through June 30, 2005. To facilitate analysis and comparison with the prior year, the results of the Company’s operating entities have been combined both prior to and following the Effective Date for the quarter and six months ended June 30, 2005.

Readers are encouraged to refer to the Company’s quarterly report on Form 10-Q for the period ended June 30, 2005 filed with the Securities and Exchange Commission earlier today. The report, as well as the Company’s other periodic and annual reports, may be viewed free of charge either on the SEC’s website, www.sec.gov, or on the Company’s website, www.trumpcasinos.com.

James B. Perry, the Company’s President and Chief Executive Officer, commented, “Our recapitalized company has emerged with an improved balance sheet, lower interest expense, and access to the capital required to improve the operating results of the company.

Our first goal is to identify the strengths of our current employees, and augment those strengths with quality individuals with experience in successful, highly regarded casino companies. Secondly, we will evaluate the company’s current programs, looking for opportunities to improve margins while focusing on improving the customer experience when they visit our casinos. Thirdly, we will begin the process of researching the Atlantic City customer base, surveying the physical condition of our buildings, and putting together a master plan that will increase the level of fun and excitement in our casinos and provide excellent returns to our shareholders.”

Mr. Perry continued, “Mark Juliano, who joined Trump Entertainment Resorts as Chief Operating Officer on August 8, 2005, and I are excited about this opportunity to improve the company for the benefit of its employees, customers and shareholders.”

About Our Company:

Trump Entertainment Resorts, Inc. is a leading gaming company that owns and operates four properties. The Company’s assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City’s Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump, the Company’s Chairman and largest stockholder, conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. Trump Entertainment Resorts, Inc. is separate and distinct from Mr. Trump’s real estate and other holdings.

PSLRA Safe Harbor for Forward-Looking Statements

and Additional Available Information

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

All statements, trend analysis and other information contained in this release relative to the Company’s or its subsidiaries’ performance, trends in the Company’s or its subsidiaries’ operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “could” and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of Trump Entertainment Resorts, Inc., the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company’s management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of the Company are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the Company or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

Additional information concerning the potential risk factors that could affect the Company’s future performance are described from time to time in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC’s website, www.sec.gov, or on the Company’s website, www.trumpcasinos.com.

###

TRUMP ENTERTAINMENT RESORTS, INC.

f/k/a TRUMP HOTELS & CASINO RESORTS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share data)

	Predecessor Company	Reorganized Company	Predecessor Company
	1-Apr-05 19-May-05	20-May-05 30-Jun-05	Three Months ended 30-Jun-04
REVENUES
CASINO	$161,428	$140,114	$305,861
ROOMS	10,305	9,109	20,226
FOOD & BEVERAGE	17,073	15,566	33,200
OTHER	4,924	5,284	10,740
PROMOTIONAL ALLOWANCES	(44,312)	(38,606)	(79,015)

NET REVENUES	$149,418	$131,467	$291,012

COSTS & EXPENSES
GAMING	$76,608	$67,174	$141,445
ROOMS	3,989	3,382	7,576
FOOD & BEVERAGE	6,232	5,715	12,664
GENERAL & ADMINISTRATIVE	35,226	40,106	66,954
REORGANIZATION (INCOME) EXPENSES (a)	(166,398)	1,940	—

TOTAL INCOME (EXPENSES)	$(44,343)	$118,317	$228,639

EBITDA (b)	$193,761	$13,150	$62,373
Less:
DEPRECIATION & AMORTIZATION	13,710	7,443	24,636

INCOME FROM OPERATIONS	$180,051	$5,707	$37,737

INTEREST INCOME	412	243	270
INTEREST EXPENSE	(31,892)	(14,645)	(57,677)
OTHER NON-OPERATING INCOME, NET	23	169	2,752

TOTAL NON-OPERATING EXPENSE, NET	$(31,457)	$(14,233)	$(54,655)

INCOME (LOSS) BEFORE LOSS IN JOINT VENTURE, INCOME TAXES, DISCONTINUED OPERATIONS, EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT AND MINORITY INTEREST	$148,594	$(8,526)	$(16,918)
LOSS IN JOINT VENTURE	(326)	(278)	(613)
PROVISION FOR INCOME TAXES (c)	(21,423)	(1,152)	(2,090)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$126,845	$(9,956)	$(19,621)
DISCONTINUED OPERATIONS OF TRUMP 29 (d)	—	—	2,057
EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT (e)	196,932	—	—

INCOME (LOSS) BEFORE MINORITY INTEREST	$323,777	$(9,956)	$(17,564)
MINORITY INTEREST	—	2,340	—

NET INCOME (LOSS)	$323,777	$(7,616)	$(17,564)

BASIC PER SHARE DATA
INCOME (LOSS) FROM CONTINUING OPERATIONS	$4.24	$(0.37)	$(0.66)
DISCONTINUED OPERATIONS OF TRUMP 29	—	—	0.07
EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT	6.59	—	—
MINORITY INTEREST	—	0.09	—

NET INCOME (LOSS)	$10.83	$(0.28)	$(0.59)

WEIGHTED AVERAGE No. SHARES-BASIC	29,904,764	27,023,991	29,904,764

DILUTED PER SHARE DATA
INCOME (LOSS) FROM CONTINUING OPERATIONS	$2.89	$(0.37)	$(0.66)
DISCONTINUED OPERATIONS OF TRUMP 29	—	—	$0.07
EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT	4.50	—	—
MINORITY INTEREST	—	0.09	—

NET INCOME (LOSS)	$7.39	(0.28)	(0.59)

WEIGHTED AVERAGE No. SHARES-DILUTED	43,823,487	27,023,991	29,904,764

See accompanying notes.

TRUMP ENTERTAINMENT RESORTS, INC.

f/k/a TRUMP HOTELS & CASINO RESORTS, INC.

Condensed Consolidated Statements of Operations

(Unaudited)

(In thousands, except share data)

	Predecessor Company	Reorganized Company	Predecessor Company
	1-Jan-05 19-May-05	20-May-05 30-Jun-05	Six Months ended 30-Jun-04
REVENUES
CASINO	$451,436	$140,114	$596,561
ROOMS	27,439	9,109	37,503
FOOD & BEVERAGE	45,410	15,566	61,974
OTHER	13,573	5,284	19,942
PROMOTIONAL ALLOWANCES	(121,259)	(38,606)	(151,048)

NET REVENUES	$416,599	$131,467	$564,932

COSTS & EXPENSES
GAMING	$214,909	$67,174	$279,552
ROOMS	10,554	3,382	14,440
FOOD & BEVERAGE	15,614	5,715	22,540
GENERAL & ADMINISTRATIVE	103,330	40,106	134,934
REORGANIZATION (INCOME) EXPENSES (a)	(160,717)	1,940	—

TOTAL EXPENSES	$183,690	$118,317	$451,466

EBITDA (b)	$232,909	$13,150	$113,466
Less:
DEPRECIATION & AMORTIZATION	38,486	7,443	50,114

INCOME FROM OPERATIONS	$194,423	$5,707	$63,352

INTEREST INCOME	882	243	356
INTEREST EXPENSE	(86,879)	(14,645)	(113,625)
OTHER NON-OPERATING INCOME, NET	143	169	2,791

TOTAL NON-OPERATING EXPENSE, NET	$(85,854)	$(14,233)	$(110,478)

INCOME (LOSS) BEFORE LOSS IN JOINT VENTURE, INCOME TAXES, DISCONTINUED OPERATIONS, EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT AND MINORITY INTEREST	$108,569	$(8,526)	$(47,126)
LOSS IN JOINT VENTURE	(931)	(278)	(1,226)
PROVISION FOR INCOME TAXES (c)	(26,186)	(1,152)	(22,289)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$81,452	$(9,956)	$(70,641)
DISCONTINUED OPERATIONS OF TRUMP 29 (d)	—	—	4,287
EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT (e)	196,932	—	—

INCOME (LOSS) BEFORE MINORITY INTEREST	$278,384	$(9,956)	$(66,354)
MINORITY INTEREST	—	2,340	—

NET INCOME (LOSS)	$278,384	$(7,616)	$(66,354)

BASIC PER SHARE DATA
INCOME (LOSS) FROM CONTINUING OPERATIONS	$2.72	$(0.37)	$(2.36)
DISCONTINUED OPERATIONS OF TRUMP 29	—	—	0.14
EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT	6.59
MINORITY INTEREST	—	0.09	—

NET INCOME (LOSS)	$9.31	$(0.28)	$(2.22)

WEIGHTED AVERAGE No. SHARES-BASIC	29,904,764	27,023,991	29,904,764

DILUTED PER SHARE DATA
INCOME (LOSS) FROM CONTINUING OPERATIONS	$1.86	$(0.37)	$(2.36)
DISCONTINUED OPERATIONS OF TRUMP 29	—	—	$0.14
EXTRAORDINARY GAIN ON DEBT EXTINGUISHMENT	4.50	—	—
MINORITY INTEREST	—	0.09	—

NET INCOME (LOSS)	$6.36	$(0.28)	$(2.22)

WEIGHTED AVERAGE No. SHARES-DILUTED	43,823,487	27,023,991	29,904,764

See accompanying notes.

TRUMP ENTERTAINMENT RESORTS, INC.

fka/TRUMP HOTELS & CASINO RESORTS, INC

NOTES TO CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2005 AND 2004

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a) On November 21, 2004, the Company filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) under Chapter 11 of the United States Bankruptcy Code. The Company is preparing its financial information in accordance with AICPA Statement of Position 90-7, “Financial Reporting by Entities under the Bankruptcy Code” (“SOP 90-7”). Reorganization expenses for the periods ended May 19 and June 30, 2005 consist of professional fees associated with the reorganization and bankruptcy proceedings and the revaluation of assets and liabilities of the Company pursuant to SOP 90-7.

(b) EBITDA (Earnings before interest, taxes, depreciation and amortization) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor’s understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results reported by other companies.

(c) Represents Trump Indiana, Inc.’s federal and state income taxes and New Jersey state income taxes due under the Business Tax Reform Act passed in July 2002 and the New Jersey Profits Tax passed in July 2003. Quarter ended March 31, 2004 included $19.1 million of Indiana state income taxes due to the Indiana state waging tax add back adjustment, as a result of a ruling in the Indiana tax court for the period from commencement of operations in June 1996 through the quarter ended March 31, 2004. In connection with the settlement agreement on March 25, 2005, Trump Indiana, Inc. recorded an additional $2.5 million charge to income tax provision during the quarter ended March 31, 2005. The period ended May 19, 2005 includes $20.0 million of Trump Indiana, Inc.’s federal and state income taxes.

(d) Three and six months ended June 30, 2004 discontinued operations include operating results from the management contract with the Twenty-Nine Palms Band of Luiseno Mission Indians of California, pursuant to which the Company had managed the Trump 29 Casino in Coachella, California, until December 31, 2004.

(e) Represents amounts settled in connection with the Company’s plan of reorganization consummated on May 20, 2005, including the discharge of pre-petition liabilities comprised principally of the 11.25% First Mortgage Notes due 2006 of Trump Atlantic City Associates and certain of its affiliates (the “TAC Notes”) and the 11.625% First Priority Mortgage Notes due 2010 and the Second Priority Notes due 2010 of Trump Casino Holdings, LLC and Trump Casino Funding, Inc. (the “TCH Notes”).

TRUMP TAJ MAHAL ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
REVENUES
CASINO	$123,672	$124,962	$246,429	$242,685

# of Slots	4,383	4,416	4,357	4,392
Win per Slot/Day	$210	$207	$201	$200
Slot Win	$83,956	$83,283	$158,870	$160,068

# of Tables	128	127	128	127
Win per Table/Day	$2,886	$3,131	$3,261	$3,091
Table Win	$33,614	$36,180	$75,547	$71,452
Table Drop	$221,569	$209,627	$442,832	$415,656
Hold %	15.2%	17.3%	17.1%	17.2%

Poker, Keno, Race Win	$6,102	$5,499	$12,012	$11,165

ROOMS	$8,110	$8,365	$15,349	$15,585
# of Rooms Sold	106,550	108,597	205,488	210,787
Avg Room Rates	$76.11	$77.03	$74.70	$73.94
Occupancy %	93.7%	95.5%	90.8%	92.7%

FOOD & BEVERAGE	$14,075	$14,189	$26,302	$26,767
OTHER	4,073	4,410	7,709	9,070
PROMOTIONAL ALLOWANCES	(35,472)	(31,523)	(68,725)	(60,977)

NET REVENUES	$114,458	$120,403	$227,064	$233,130

COSTS & EXPENSES
GAMING	$56,591	$55,766	$111,975	$110,431
ROOMS	3,613	3,637	6,923	6,912
FOOD & BEVERAGE	5,135	5,391	9,356	9,555
GENERAL & ADMIN	25,527	25,460	52,846	51,491

TOTAL EXPENSES	$90,866	$90,254	$181,100	$178,389

EBITDA (a)	$23,592	$30,149	$45,964	$54,741

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$23,592	$30,149	$45,964	$54,741
Depreciation and amortization	(10,003)	(12,065)	(22,298)	(24,555)

Income from operations	$13,589	$18,084	$23,666	$30,186

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor’s understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP PLAZA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
REVENUES
CASINO	$77,079	$80,045	$147,833	$152,476

# of Slots	2,673	2,853	2,744	2,845
Win per Slot/Day	$230	$232	$218	$217
Slot Win	$55,949	$60,292	$108,324	$112,371

# of Tables	91	91	91	91
Win per Table/Day	$2,552	$2,385	$2,399	$2,435
Table Win	$21,130	$19,753	$39,509	$40,105
Table Drop	$138,347	$136,814	$259,448	$272,732
Hold %	15.3%	14.4%	15.2%	14.7%

ROOMS	$6,029	$6,296	$11,289	$11,580
# of Rooms Sold	75,577	79,769	147,239	150,826
Room Rates	$79.77	$78.93	$76.67	$76.78
Occupancy %	91.9%	97.0%	90.0%	91.7%

FOOD & BEVERAGE	$9,532	$9,987	$17,839	$18,432
OTHER	2,791	2,634	5,443	4,549
PROMOTIONAL ALLOWANCES	(25,437)	(25,592)	(48,492)	(48,079)

NET REVENUES	$69,994	$73,370	$133,912	$138,958

COSTS & EXPENSES
GAMING	$37,937	$37,377	$73,617	$72,327
ROOMS	2,183	2,276	4,190	4,383
FOOD & BEVERAGE	3,354	3,636	5,746	6,255
GENERAL & ADMIN	16,306	16,390	32,866	32,049

TOTAL EXPENSES	$59,780	$59,679	$116,419	$115,014

EBITDA (a)	$10,214	$13,691	$17,493	$23,944

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$10,214	$13,691	$17,493	$23,944
Depreciation and amortization	(4,530)	(5,231)	(9,770)	(10,958)

Income from operations	$5,684	$8,460	$7,723	$12,986

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor’s understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP MARINA ASSOCIATES

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
REVENUES
CASINO	$65,390	$65,160	$128,423	$127,229

# of Slots	2,523	2,508	2,535	2,504
Win per Slot/Day	$231	$227	$223	$220
Slot Win	$53,018	$51,727	$102,241	$100,351

# of Tables	79	75	77	75
Win per Table/Day	$1,704	$1,950	$1,863	$1,951
Table Win	$12,253	$13,306	$25,964	$26,626
Table Drop	$80,771	$86,258	$156,848	$168,826
Hold %	15.2%	15.4%	16.6%	15.8%

Poker, Keno, Race Win	$119	$127	$218	$252

ROOMS	$4,497	$4,724	$8,450	$8,769
# of Rooms Sold	57,046	58,756	109,121	109,832
Avg Room Rates	$78.83	$80.40	$77.44	$79.84
Occupancy %	86.1%	88.7%	82.8%	82.9%

FOOD & BEVERAGE	$8,280	$8,197	$15,297	$15,117
OTHER	2,810	3,163	4,725	5,319
PROMOTIONAL ALLOWANCES	(19,372)	(18,972)	(37,577)	(35,933)

NET REVENUES	$61,605	$62,272	$119,318	$120,501

COSTS & EXPENSES
GAMING	$30,455	$30,232	$59,829	$59,705
ROOMS	1,104	1,128	1,870	2,117
FOOD & BEVERAGE	2,302	2,431	3,868	4,329
GENERAL & ADMIN	15,753	15,920	31,665	32,280

TOTAL EXPENSES	$49,614	$49,711	$97,232	$98,431

EBITDA (a)	$11,991	$12,561	$22,086	$22,070

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$11,991	$12,561	$22,086	$22,070
Depreciation and amortization	(4,182)	(5,518)	(9,615)	(11,041)

Income from operations	$7,809	$7,043	$12,471	$11,029

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor’s understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.

TRUMP INDIANA, INC.

Condensed Statements of Operations

(Unaudited)

(In thousands, except statistical information)

	3 MONTHS		6 MONTHS
	30-Jun-05	30-Jun-04	30-Jun-05	30-Jun-04
REVENUES
CASINO	$35,401	$35,694	$68,865	$74,171

# of Slots	1,384	1,723	1,503	1,693
Win per Slot/Day	$228	$190	$205	$202
Slot Win	$28,721	$29,810	$55,797	$62,154

# of Tables	39	39	39	41
Win per Table/Day	$1,408	$1,295	$1,380	$1,302
Table Win	$4,995	$4,598	$9,742	$9,599
Table Drop	$28,256	$30,939	$58,526	$64,818
Hold %	17.7%	14.9%	16.6%	14.8%

Poker	$1,685	$1,286	$3,326	$2,418

ROOMS	$778	$841	$1,460	$1,569
# of Rooms Sold	13,415	14,816	25,850	27,568
Avg Room Rates	$57.99	$57.00	$56.48	$57.00
Occupancy %	49.1%	54.3%	47.6%	50.5%

FOOD & BEVERAGE	$752	$827	$1,538	$1,658
OTHER	535	533	980	1,004
PROMOTIONAL ALLOWANCES	(2,637)	(2,928)	(5,071)	(6,059)

NET REVENUES	$34,829	$34,967	$67,772	$72,343

COSTS & EXPENSES
GAMING	$18,799	$18,070	$36,662	$37,089
ROOMS	471	535	953	1,028
FOOD & BEVERAGE	1,156	1,206	2,359	2,401
GENERAL & ADMIN	6,262	7,086	12,452	14,898

TOTAL EXPENSES	$26,688	$26,897	$52,426	$55,416

EBITDA (a)	$8,141	$8,070	$15,346	$16,927

A reconciliation of EBITDA to income from operations for each of the periods is as follows:

EBITDA	$8,141	$8,070	$15,346	$16,927
Depreciation and amortization	(2,395)	(1,809)	(4,161)	(3,539)
Management and services agreement	(748)	(1,602)	(2,217)	(3,203)

Income from operations	$4,998	$4,659	$8,968	$10,185

Note: Certain prior year reclassifications have been made to conform to current year presentation.

(a)	EBITDA (Earnings before interest, taxes, depreciation and amortization) is a measure of financial performance commonly used in the casino hotel industry. We provide EBITDA results to enhance an investor’s understanding of our operating results. EBITDA is a non-GAAP financial statement measure and should not be construed as an alternative to operating income as determined under generally accepted accounting principles as an indicator of operating performance. All companies do not calculate EBITDA in the same manner, accordingly, the EBITDA results presented above may not be comparable to EBITDA results as reported by other companies.